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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 5, 2002

                         ------------------------------

                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

              TEXAS                      1-3187                 74-0694415
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

                         ------------------------------




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ITEM 5.   OTHER EVENTS.

RESTATEMENT OF SECOND AND THIRD QUARTER 2001 FINANCIAL STATEMENTS AND DELAY OF ANNOUNCEMENT OF 2001 RESULTS

    On February 5, 2002, Reliant Resources, Inc. ("Reliant Resources"), an approximately 83% owned subsidiary of Reliant Energy, Incorporated ("Reliant Energy"), reported that it would restate its second and third quarter 2001 earnings (the "Reliant Resources Restatement") and that it would delay the release of its fourth quarter and year 2001 earnings (the "Reliant Resources Earnings Delay"). For additional information regarding the Reliant Resources Restatement and the Reliant Resources Earnings Delay, please refer to Reliant Resources' press release attached to this report as Exhibit 99.1 (the "Reliant Resources Press Release"), which Reliant Resources Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein.

    As a consequence of the Reliant Resources Restatement and the Reliant Resources Earnings Delay, Reliant Energy reported on February 5, 2002 that it would restate its second and third quarter 2001 earnings (the "Reliant Energy Restatement") and that it would delay the release of its fourth quarter and year 2001 earnings (the "Reliant Energy Earnings Delay"). For additional information regarding the Reliant Energy Restatement and the Reliant Energy Earnings Delay, please refer to Reliant Energy's press release attached to this report as
Exhibit 99.2 (the "Reliant Energy Press Release"), which Reliant Energy Press Release is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Reliant Resources Press Release issued February 5, 2002 regarding the Reliant Resources Restatement and the Reliant Resources Earnings Delay.

          99.2 Reliant Energy Press Release issued February 5, 2002 regarding the Reliant Energy Restatement and the Reliant Energy Earnings Delay.


ITEM 9.   REGULATION FD DISCLOSURE.

    Reliant Energy incorporates by reference into this Item 9 the information in the Reliant Resources Press Release under the caption "Outlook for 2002". The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

    Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Energy believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean Reliant Energy.

    In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Energy's forward-looking statements:

    o state, federal and international legislative and regulatory developments, including deregulation; re-regulation and restructuring of the electric utility industry; and changes in, or application of environmental and other laws and regulations to which we are subject,

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    o    timing of the implementation of our business separation plan,

    o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

    o industrial, commercial and residential growth in our service territories,

    o our pursuit of potential business strategies, including acquisitions or dispositions of assets,

    o state, federal and other rate regulations in the United States and in foreign countries in which we operate or into which we might expand our operations,

    o the timing and extent of changes in commodity prices and interest rates,

    o    weather variations and other natural phenomena,

    o political, legal and economic conditions and developments in the United States and in foreign countries in which we operate or into which we might expand our operations, including the effects of fluctuations in foreign currency exchange rates,

    o financial market conditions and the results of our financing efforts, and

    o    other factors we discuss in our other filings with the SEC.

          The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Energy's forward-looking statements.




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RELIANT ENERGY, INCORPORATED


Date:  February 5, 2002                    By:  /S/ MARY P. RICCIARDELLO
                                                    Mary P. Ricciardello
                                                    Senior Vice President and
                                                    Chief Accounting Officer









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                                  EXHIBIT INDEX



     EXHIBIT
     NUMBER                         EXHIBIT DESCRIPTION
     ------                         -------------------

      99.1 Reliant Resources Press Release issued February 5, 2002 regarding the Reliant Resources Restatement and the Reliant Resources Earnings Delay.

      99.2 Reliant Energy Press Release issued February 5, 2002 regarding the Reliant Energy Restatement and the Reliant Energy Earnings Delay.



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